Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.

Supplement to the Prospectus
Dated May 1, 2019

Baird Short-Term Municipal Bond Fund
Baird Quality Intermediate Municipal Bond Fund
Baird Core Intermediate Municipal Bond Fund

Effective October 1, 2019, Lyle J. Fitterer, CFA, has joined the portfolio management team for the Baird Municipal Bond Funds, which currently consist of the Baird Short-Term Municipal Bond Fund, the Baird Quality Intermediate Municipal Bond Fund and the Baird Core Intermediate Municipal Bond Fund.

As a result, the following disclosure is added to the chart under the heading “Portfolio Managers” on each of pages 43, 52 and 59:

Name	Portfolio Manager of the Fund Since	Title
Lyle J. Fitterer, CFA	2019	Senior Portfolio Manager for Baird Advisors and Managing Director of the Advisor

In addition, the second and third sentences of the first paragraph under the heading “The Investment Management Team” on page 78 are deleted in their entirety and replaced with the following:

Duane A. McAllister, Lyle J. Fitterer, Erik R. Schleicher and Joseph J. Czechowicz are the members of the Advisor’s investment management team who manage the Short‑Term Municipal Bond Fund and Core Intermediate Municipal Bond Fund’s investments. Duane A. McAllister, Lyle J. Fitterer, Erik R. Schleicher, Joseph J. Czechowicz, Warren D. Pierson and M. Sharon deGuzman are the members of the Advisor’s investment management team who manage the Quality Intermediate Municipal Bond Fund's investments.

Finally, the following new paragraph is added following Mr. McAllister’s biography under the heading “The Investment Management Team” on page 80:

Lyle J. Fitterer, CFA
Mr. Fitterer is a Managing Director and Senior Portfolio Manager of the Advisor. He has over 30 years of investment experience managing fixed income portfolios, with a primary focus on the municipal market. Prior to joining Baird Advisors in August 2019, Mr. Fitterer served as the co-head of Global Fixed Income and the head of the Municipal Fixed Income team at Wells Fargo Asset Management (WFAM) from September 2017 to June 2019. From May 1989 to August 2017, Mr. Fitterer held various roles at WFAM and its predecessor firm (Strong Capital Management) including Head of the Municipal Fixed Income team, Senior Portfolio Manager and Research Analyst with the Strong Taxable Fixed Income team and Managing Director of Strong’s Institutional Client Services team. Mr. Fitterer is currently a member of the CFA Institute and the CFA Society Milwaukee.
This supplement should be retained with your Prospectus for future reference.
The date of this Prospectus Supplement is October 4, 2019.